Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AM

FORTY-SEVENTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-seventh AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

Certain Products have been implemented pursuant to SOW #2506774, CPPM-040 – Prin Level Event Royalty/Usage Summary report, and pursuant to SOW #2508144, CPSD-056 – Lockbox Accepted report.  As a result, the CPPM-040 - Prin Level Event Royalty/Usage Summary report and the CPSD-056 - Lockbox Accepted report, are hereby added to the table set forth in Attachment 1 to Exhibit B-1(a) of the Agreement.

2.

CSG and Customer agree that CSG is no longer required to provide and Customer no longer wishes to use the “CTD Display” daily data extract (“DDE”) or the “Memo Account Deletes” monthly data extract (“MDE”) as of January 1, 2015.  As a result, all references to “CDT Display” DDE and “Memo Account Deletes” MDE are hereby deleted from the Agreement.

3.

CSG and Customer agree to AMEND  SCHEDULE F, FEES, CSG SERVICES, of the Agreement, Section I. Processing, Subsection C. entitled “Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Processing Fee,” by deleting in its entirety item 10, as previously amended by the Fortieth Amendment, and replace it with the following item 10:

10.  The recurring fee associated with one CCS monthly data extract (“MDE”) or daily data extract (“DDE”) that includes:

#	Name	MDE or DDE
1	********** ****** ****	DDE
2	***** ****** ****	DDE
3	********* ****** ****	DDE
4	***** ****	DDE
5	******* **** ****	DDE
6	******** ****	DDE
7	********* ****	DDE
8	******** ********* ****** ****	DDE
9	**** ***** ****	DDE

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.23AM

#	Name	MDE or DDE
10	********** *******	DDE
11	***	DDE
12	*************	DDE
13	**** ***** **	DDE
14	******* **	DDE
15	******** ********	DDE
16	*** ***********	DDE
17	********	DDE
18	********************	DDE
19	*** *****	DDE
20	**********	DDE
21	********** *******	DDE
22	*** ********	DDE
23	******	DDE
24	*** ******	DDE
25	*** ******	DDE
26	****-*** ******	DDE
27	****-*** ******	DDE
28	****-*** ******	DDE
29	****-*** ******	DDE
30	****-*** ******	DDE
31	****-*** ******	DDE
32	****-*** ******	DDE
33	****-*** ******	DDE
34	****-*** ******	DDE
35	******* - ****** *** ****	DDE
36	******* **** ** ******	DDE
37	****-*** ******	MDE
38	******* - ****-*** ******	MDE
39	*****-*** ********	DDE
40	****	DDE
41	*****	DDE
42	***	DDE
43	***	DDE
44	***-**** ****-*** ******* *******	MDE
45	***-**** ****-*** ******* ****** *******	MDE
46	******* *******	DDE
47	**** ***** ******* *** **** ****** *******	DDE
48	*** ********	DDE
49	******** **********	DDE
50	*** *****	DDE
51	******* - ******* ******* ****	MDE
52	******* - ****-*** ******	MDE
53	******* - *** ******** *****	MDE

Refer to Section I.E.4 under CSG SERVICES for the applicable fees associated with any additional CCS MDEs or DDEs in excess of one, as well as data extract refreshes and updates, that will be billed separately.

4.

CSG and Customer further agree, SCHEDULE F, FEES, CSG SERVICES, of the Agreement, Section I. Processing, Subsection E. entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data Services,” Note 2 is hereby deleted and replaced with the following Note 2:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.23AM

Note 2.  The recurring fee in relation to *** (*) CCS daily data extract has been included in the Monthly Processing Fee.  In the event that Customer requests an existing MDE or DDE (as listed in Section I.C. under CSG SERVICES, item 10) be replaced by a net new MDE or DDE, each request will be reviewed by CSG on a case by case basis.  If CSG agrees to replace the existing MDE or DDE with the new MDE or DDE, the existing MDE or DDE will be turned off upon delivery of the new MDE or DDE.  If CSG does not agree to replace an existing MDE or DDE, the charges as specified in item 4.e in Section I.E. under CSG SERVICES will be applied as “Recurring, per data extract, per Active Subscriber as calculated at month end.”  As a result, the table below represents MDEs or DDEs which have been turned off by CSG and are no longer used by Customer.  CSG and Customer may agree to replace these with mutually agreed MDEs or DDEs covered by the Monthly Processing Fee.

#	Name	MDE or DDE
1	**** ******* *******	MDE
2	*** *******	DDE

5.

CSG and Customer agree that CSG is no longer required to provide and Customer no longer wishes to use the Recurring Memo Daily Data Extract service effective January 1, 2015.  As a result, CSG and Customer agree to delete the Service from the Agreement.  Therefore, SCHEDULE F, FEES, CSG SERVICES, of the Agreement, Section I.E.4 Subsection e) entitled “Data Extracts” item for “Recurring Memo Daily Data Extract” shall be hereby deleted in its entirety.

6.

(a) Pursuant to the Forty-First Amendment to the Agreement, dated March 4, 2014 (Document #2504666), a financial snapshot report (CPSM-318) and ***** (*) associated tables in CSG Vantage® (the “Financial Forecaster Light in CSG Vantage”) and pursuant to the SOW to the Agreement, dated September 2, 2014 (Document #2507842), a daily snapshot report (CPSM-308) and ***** (*) associated tables in CSG Vantage were added to the Agreement.  Therefore, Note 1 of SCHEDULE F, “FEES,” CSG SERVICES, of the Agreement, Section XIII, entitled “Financial Forecaster in CSG Vantage” is hereby deleted in its entirety and replaced with the following:

Note 1.  Includes the delivery of the CPSM-318 daily snapshot report in Vantage Plus and ***** (*) associated tables in CSG Vantage, as well as, the delivery of the CPSM-308 daily snapshot report in Vantage Plus and ***** (*) associated tables in CSG Vantage.

(b)	SCHEDULE A, “Services,” of the Agreement is hereby AMENDED to add the following as a new Attachment 2 to Exhibit A-5:

Attachment 2 to Exhibit A-5

Financial Forecaster Light in CSG Vantage

Report #	Report Description	Vantage Tables
****-***	Daily report of the Monthly Financial Summary report	**_***_**_****_***_* **_***_***_*******_* **_***_**_***_***_* **_***_**_****_* **_***_**_****_***_***_* **_***_**_****_****_****_* **_***_**_***_****_* **_***_**_***_****_****_*
****-***	Daily report of the Monthly Earned/Unearned Revenue report	**_***_*******_******_* **_***_*******_***_***_* **_***_******_***_****_*

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.23AM

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W Swieringa	By: /s/ Joseph T Ruble
Name: John W. Swieringa	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP, CAO & General Counsel
Date: Dec 18, 2014	Date: 18 Dec 2014